                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

           TO TENDER SERIES B DEPOSITARY SHARES (CUSIP 345370 40 7),
                EACH REPRESENTING 1/2,000 OF A SHARE OF SERIES B
             CUMULATIVE PREFERRED STOCK (THE "DEPOSITARY SHARES"),

                                       OF

                               FORD MOTOR COMPANY
    PURSUANT TO THE OFFER BY FORD MOTOR COMPANY CAPITAL TRUST I TO EXCHANGE

           ITS 9% TRUST ORIGINATED PREFERRED SECURITIESSM ("TOPRSSM")

               FOR UP TO 44,600,000 OUTSTANDING DEPOSITARY SHARES

                          THE OFFER, PRORATION PERIOD
                       AND WITHDRAWAL RIGHTS WILL EXPIRE

          AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 7, 1995,

                         UNLESS THE OFFER IS EXTENDED.

                      The Exchange Agent for the Offer is:

                                 CHEMICAL BANK


                        By Mail:                                                By Hand:
       (registered or certified mail recommended)               c/o Chemical Mellon Shareholder Services
        c/o Chemical Mellon Shareholder Services                       Reorganization Department
                    Midtown Station                                     120 Broadway, 13th Floor
                      P.O. Box 837                                         New York, NY 10271
                   New York, NY 10018
                                                                      By Facsimile Transmission:
                 By Overnight Courier:                             (For Eligible Institutions Only)
        c/o Chemical Mellon Shareholder Services                            (201) 296-4293
               Reorganization Department                                 Confirm by Telephone:
                   85 Challenger Road                                       (201) 296-4209
               Ridgefield Park, NJ 07660



    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


    Subject to the terms and conditions set forth in the Prospectus and herein, the Ford Motor Company Capital Trust I (the "Trust") will accept for exchange up to 44,600,000 Depositary Shares validly tendered and not withdrawn.



    This Letter of Transmittal is to be completed by holders of Depositary Shares, either (i) if certificates for Depositary Shares are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the accompanying Prospectus of Ford Motor Company ("Ford") and the Trust (as amended or supplemented (including documents incorporated by reference), the "Prospectus")) is utilized, if tenders of Depositary Shares are to be made by book-entry transfer into the account of Chemical Bank, as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company, Philadelphia Depository Trust Company and Midwest Securities Trust Company (together, the "Depository Institutions") pursuant to the procedures described under "The Offer--Procedures for Tendering" in the Prospectus. Holders of Depositary Shares who tender Depositary Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

---------------
SM "Trust Originated Preferred Securities" and "TOPrS" are service marks of
   Merrill Lynch & Co.


    Any holder of Depositary Shares who submits this Letter of Transmittal and tenders Depositary Shares in accordance with the instructions contained herein prior to the Expiration Date (as defined in the Prospectus) will thereby have directed the Trust to deliver its 9% Trust Originated Preferred SecuritiesSM ("TOPrSSM") (the "Preferred Securities") in exchange for such holder's Depositary Shares and in consideration of the deposit by Ford with the Trust as trust assets of its 9% Junior Subordinated Debentures due 2025 (the "Junior Subordinated Debentures") as set forth in the Prospectus. Tenders of Depositary Shares pursuant to this Letter of Transmittal are subject to withdrawal as described in the Prospectus under the caption "The Offer--Withdrawal of Tenders".

--------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF DEPOSITARY SHARES TENDERED
--------------------------------------------------------------------------------------------------------------------
    NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     DEPOSITARY SHARES TENDERED
               (Please fill in, if blank)                          (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------

                                                                                TOTAL NUMBER
                                                                                 OF SHARES
                                                            CERTIFICATE        REPRESENTED BY     NUMBER OF SHARES
                                                             NUMBER(S)*       CERTIFICATE(S)*        TENDERED**
                                                        ------------------------------------------------------------
                                                        ------------------------------------------------------------
                                                        ------------------------------------------------------------
                                                        ------------------------------------------------------------
                                                        ------------------------------------------------------------
                                                        ------------------------------------------------------------
                                                        Total Shares
--------------------------------------------------------------------------------------------------------------------

 * Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, the holder will be deemed to have tendered the full number of Depositary Shares represented by the tendered certificates. See Instruction 4.

/ / CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A DEPOSITORY INSTITUTION AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution.............................................

      Check Box of Book-Entry Transfer Facility:

        / / The Depository Trust Company
        / / Philadelphia Depository Trust Company
        / / Midwest Securities Trust Company

       Account No...............................................................

      Transaction Code No.......................................................

/ / CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Tendering Shareholder(s).......................................

      Date of Execution of Notice of Guaranteed Delivery........................

      Name of Institution which Guaranteed Delivery.............................

   If delivery is by book-entry transfer:

       Name of Tendering Institution............................................

       Check Box of Book-Entry Transfer Facility:

        / / The Depository Trust Company
        / / Philadelphia Depository Trust Company
        / / Midwest Securities Trust Company

       Account No...............................................................

      Transaction Code No.......................................................

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 11)

    Ford will pay to any Soliciting Dealer, as defined in Instruction 11, a solicitation fee of $0.50 per Depositary Share validly tendered and accepted for exchange pursuant to the Offer (as herein defined).

    The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:...................................................................
                                 (PLEASE PRINT)

Name of Individual Broker or Financial Consultant:..............................

Identification Number (if known):...............................................

Address:........................................................................

 ................................................................................
                               (INCLUDE ZIP CODE)

    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer;
(iii) in soliciting tenders of Depositary Shares, it has used no soliciting materials other than those furnished by Ford and the Trust; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

    If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Depository Institution, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent to receive a solicitation fee.

    SOLICITING DEALERS ARE NOT ENTITLED TO A FEE FOR DEPOSITARY SHARES BENEFICIALLY OWNED BY SUCH SOLICITING DEALER.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:


     The undersigned hereby tenders to Ford Motor Company Capital Trust I, a Delaware statutory business trust (the "Trust"), the above-described Depositary Shares, pursuant to the offer by the Trust to exchange its 9% Trust Originated Preferred Securities(SM) ("TOPrS(SM)") ("Preferred Securities") for up to 44,600,000 Series B Depositary Shares ("Depositary Shares"), each representing 1/2,000 of a share of Series B Cumulative Preferred Stock (the "Series B Preferred") of Ford Motor Company ("Ford"), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Offer"). Depositary Shares not accepted for exchange because of proration will be returned.


     Subject to and effective upon acceptance for exchange of the Depositary Shares tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Trust all right, title and interest in and to all the Depositary Shares that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Depositary Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Depositary Shares or transfer ownership of such Depositary Shares on the account books maintained by a Depository Institution, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Trust, (b) present such Depositary Shares for transfer on the books of Ford and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Depositary Shares and the underlying Series B Preferred tendered hereby and to acquire Preferred Securities issuable upon the exchange of such tendered Depositary Shares and that, when the undersigned's Depositary Shares are accepted for exchange, the Trust will acquire good and unencumbered title to such tendered Depositary Shares and the underlying Series B Preferred, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust to be necessary or desirable to complete the exchange, assignment and transfer of tendered Depositary Shares or transfer ownership of such Depositary Shares.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Depositary Shares pursuant to any one of the procedures described in "The Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute agreements between the undersigned and the Trust upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Exchange Instructions", please cause Preferred Securities to be issued, and return any Depositary Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Depositary Shares tendered by book-entry transfer, by credit to the account at a Depository Institution). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail any certificates for Depositary Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Depositary Shares, to the undersigned at the address shown below the undersigned's signature(s). If both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, please cause Preferred Securities to be issued, and return any Depositary Shares not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Depositary Shares to, the person(s) so indicated (and in the case of Depositary Shares tendered by book-entry transfer, by credit to the account at the Depository Institution so indicated). The undersigned recognizes that the Trust has no obligation, pursuant to the "Special Exchange Instructions", to transfer any Depositary Shares from the name of the registered holder(s) thereof if the Trust does not accept for exchange any of the Depositary Shares so tendered.

--------------------------------------------------------------
--------------------------------------------------------------
                SPECIAL EXCHANGE INSTRUCTIONS
               (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if certificates for Preferred
   Securities are to be issued, or certificates for Depositary
   Shares not tendered or not accepted for exchange are to be issued, in the name of someone other than the undersigned.

   Issue / / certificates for Preferred Securities in name of:
         / / certificates for Depositary Shares to:

   Name: .....................................................
                          (PLEASE PRINT)

   Address:  .................................................

   ...........................................................
                                                    (ZIP CODE)

   ...........................................................
                   (TAXPAYER IDENTIFICATION NO.)

--------------------------------------------------------------
--------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

   X .......................................................................

   X .......................................................................
                              SIGNATURE(S) OF OWNER(S)

   Dated ........................................... , 1995

   Name(s)  ................................................................

   .........................................................................
                                 (PLEASE PRINT)

   Capacity (full title) ...................................................

   Address .................................................................

           .................................................................
                               (INCLUDE ZIP CODE)

   Area Code and Telephone No.  ............................................

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Depositary Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

   Authorized Signature ....................................................

   Name ....................................................................

   Title ...................................................................

   Address .................................................................

   Name of Firm ............................................................

   Area Code and Telephone Number ..........................................

   Dated ............................................................ , 1995
--------------------------------------------------------------------------------

                      ----------------------------------------------------------
                      ----------------------------------------------------------

                                  SPECIAL DELIVERY INSTRUCTIONS
                                  (SEE INSTRUCTIONS 1, 5 AND 7)

                      To be completed ONLY if certificates for Depositary
                      Shares not tendered or not accepted for exchange, or certificates for Preferred Securities, are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature(s).

                      Mail / / certificates for Depositary Shares to:
                           / / certificates for Preferred Securities to:

                      Name: ...................................................
                                           (PLEASE PRINT)

                      Address: ................................................

                      .........................................................
                                                                     (ZIP CODE)

                      ----------------------------------------------------------
                      ----------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (i) if tendered Depositary Shares are registered in the name(s) of the undersigned and the Preferred Securities to be issued in exchange therefor are to be issued (and any Depositary Shares not tendered or not accepted for exchange are to be returned) in the name of the registered holder(s) (which term, for the purposes described herein, shall include any participant in a Depository Institution whose name appears on a security listing as the owner of Depositary Shares) and (ii) such holder(s) have not completed the instruction entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal. If the tendered Depositary Shares are registered in the name(s) of someone other than the undersigned or if the Preferred Securities to be issued in exchange therefor are to be issued (or Depositary Shares not tendered or not accepted for exchange are to be returned) in the name of any other person, such tendered Depositary Shares must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Trust and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND DEPOSITARY SHARES. This Letter of Transmittal is to be completed by holders of Depositary Shares either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "The Offer -- Procedures for Tendering" and "-- Book-Entry Transfer" in the Prospectus. Certificates for Depositary Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Depositary Shares into the Exchange Agent's account at a Depository Institution, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

     If a holder of Depositary Shares desires to participate in the Offer and time will not permit this Letter of Transmittal or Depositary Shares to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at one of the addresses set forth herein prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering Holder, the name(s) in which the Depositary Shares are registered and, if the Depositary Shares are held in certificated form, the certificate numbers of the Depositary Shares to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Depositary Shares in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such Depositary Shares into the Exchange Agent's account at a Depository Institution, will be delivered by such Eligible Institution. Unless the Depositary Shares being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such Depositary Shares into the Exchange Agent's account at a Depository Institution in accordance with such Depositary Institution's Automated Tender Offer Program ("ATOP") procedures is received, the Trust may, at its option, reject the tender.

     THE METHOD OF DELIVERY OF DEPOSITARY SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A DEPOSITORY INSTITUTION, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF CERTIFICATES FOR DEPOSITARY SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Depositary Shares will be accepted for exchange. By executing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Depositary Shares for exchange.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Depositary Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to Book-Entry Shareholders) If fewer than all the Depositary Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Depositary Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Depositary Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All Depositary Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Depositary Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Depositary Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless Preferred Securities issued in exchange therefor are to be issued, or Depositary Shares not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Depositary Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Depositary Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Trust of the authority of such person so to act must be submitted.


     6. STOCK TRANSFER TAXES. Ford will pay all stock transfer taxes, if any, applicable to the exchange of any Depositary Shares pursuant to the Offer. If, however, certificates representing Preferred Securities or Depositary Shares not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Depositary Shares tendered or if a transfer tax is imposed for any reason other than the exchange of Depositary Shares pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.


     7. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS. If certificates representing Preferred Securities are to be issued in the name of, or any Depositary Shares not tendered or not accepted for exchange are to be issued or to be returned to, a person other than the person(s) signing this Letter of Transmittal or any certificates for Preferred Securities or certificates for Depositary Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Trust may be required to withhold 31% of the amount of any payments made to certain shareholders with respect to the Preferred Securities. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Trust is not provided with the correct taxpayer identification numbers, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Trust that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Depositary Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Trust from time to time in accordance with, and subject to the limitations described in, the Prospectus, provided that acceptance of Depositary Shares validly tendered in the Offer is subject to the condition that as of the Expiration Date there be at least 400 record or beneficial holders of at least 1,000,000 Preferred Securities to be issued in exchange for such Depositary Shares, which condition may not be waived.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Dealer Managers or the Information Agent at their respective addresses or telephone numbers set forth below.

     11. SOLICITED TENDERS. Ford will pay to a Soliciting Dealer (as defined herein) a solicitation fee of $0.50 per Depositary Share validly tendered and accepted for exchange pursuant to the Offer. For purposes of this Instruction 11, "Soliciting Dealer" includes (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer in respect of Depositary Shares registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the

Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders".


     If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Depository Institution, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three NYSE trading days after the Expiration Date in order to receive a solicitation fee. No solicitation fee shall be payable to a Soliciting Dealer in respect of Depositary Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

                              SUBSTITUTE FORM W-9
          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

                          PAYER'S NAME: CHEMICAL BANK

---------------------------------------------------------------------------------------------------------------------------------
 PAYEE INFORMATION
 (Please print or type)
 Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in
  Part I below):
---------------------------------------------------------------------------------------------------------------------------------
 Check appropriate box:    / / Individual/Sole proprietor     / / Corporation      / / Partnership       / / Other
                                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------------------------
 Address (number, street, and apt. or suite no.):
                                                  -----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 City, state, and ZIP code:
                            ---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           PART II PAYEES EXEMPT FROM BACKUP
                                                                                           WITHHOLDING
                                                                                           Check box (See page 2 of the Guidelines
                                                                                           for further clarification. Even if you
 PART I TAXPAYER IDENTIFICATION NUMBER ("TIN")                                             are exempt from backup withholding, you
 Enter your TIN below. For individuals, this is your social security number. For other     should still complete and sign the
 entities, it is your employer identification number. Refer to the chart on page 1         certification below):
 of the Guidelines for Certification of Taxpayer Identification Number on                              / / EXEMPT
 Substitute Form W-9 (the "Guidelines") for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part III Certification, sign the attached Certification of Awaiting Taxpayer
 Identification Number.

 Social Security Number:
 / /  / /  / / - / /  / / - / /  / /  / /  / /                        / / Applied For

 Employer Identification Number:
 / /  / / - / /  / /  / /  / /  / /  / /  / /
---------------------------------------------------------------------------------------------------------------------------------
 PART III CERTIFICATION

 Certification Instructions: You must cross out Item 2 below if you have been notified by the Internal Revenue Service (the "IRS")
 that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return (See page
 2 of the Guidelines for further clarification).

 Under penalties of perjury, I certify that:

 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
    and

 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    Signature                                                    Date
              -------------------------------------------------       ---------------------
---------------------------------------------------------------------------------------------------------------------------------

        NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU WITH RESPECT TO THE PREFERRED SECURITIES. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE
               BOX "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payer within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payer within 60 days, the payer is required to withhold 31% of all reportable payments thereafter to me until I furnish the payer with a TIN.
    Signature                                                Date
              ---------------------------------------------       --------------

                       FORD MOTOR COMPANY CAPITAL TRUST I

                             c/o Ford Motor Company
                               The American Road
                            Dearborn, Michigan 48121

                    THE INFORMATION AGENT FOR THE OFFER IS:

                        (GEORGESON & COMPANY INC. LOGO)
                               Wall Street Plaza
                            New York, New York 10005

                           (800) 223-2064 (Toll-Free)


                        Banks and Brokers Call Collect:


                                 (212) 440-9800


                     THE DEALER MANAGERS FOR THE OFFER ARE:

                              MERRILL LYNCH & CO.
                             World Financial Center
                          North Tower -- Seventh Floor
                            New York, New York 10281
                            (212) 236-4565 (Collect)

            DEAN WITTER REYNOLDS INC.                            A.G. EDWARDS & SONS, INC.
               2 World Trade Center                                  1 North Jefferson
                    65th Floor                                 St. Louis, Missouri 63103-2205
             New York, New York 10048                            (800) 640-1705 (Toll-Free)
            (800) 488-4490 (Toll-Free)
               GOLDMAN, SACHS & CO.                                   LEHMAN BROTHERS
                 85 Broad Street                                  3 World Financial Center
             New York, New York 10004                             New York, New York 10285
            (800) 828-3182 (Toll-Free)                           (800) 438-3242 (Toll-Free)
             PAINEWEBBER INCORPORATED                                SMITH BARNEY INC.
           1285 Avenue of the Americas                              388 Greenwich Street
             New York, New York 10019                             New York, New York 10013
            (800) 324-0210 (Toll-Free)                           (800) 813-3754 (Toll-Free)

            , 1995